Discontinued Operations	12 Months Ended
Jul. 02, 2011
Discontinued Operations
Discontinued Operations

Note 5 – Discontinued Operations

The businesses that formerly comprised the North American Fresh Bakery and International Household and Body Care segments as well as the North American refrigerated dough operations previously reported as part of the North American Foodservice segment are classified as discontinued operations and are presented in a separate line in the Consolidated Statements of Income for all periods presented. The assets and liabilities of these businesses to be sold meet the accounting criteria to be classified as held for sale and have been aggregated and reported on separate lines of the Condensed Consolidated Balance Sheets for all periods presented.

On November 9, 2010, the corporation signed an agreement to sell its North American fresh bakery business to Grupo Bimbo for $959 million, which includes the assumption of $34 million of debt. Per the agreement, the purchase price is subject to various adjustments, including a reduction by up to $140 million if and to the extent that Grupo Bimbo is required to divest certain assets in connection with obtaining regulatory approval. The regulatory review process is ongoing but may result in a purchase price reduction in excess of $140 million. The agreement will enable Grupo Bimbo to use the Sara Lee brand in the fresh bakery category throughout the world, except Western Europe, Australia and New Zealand, while the corporation retains the brand for all other categories and geographies. The sale also includes a small portion of business that is currently part of the North American Foodservice segment which is not reflected as discontinued operations as it does not meet the definition of a component pursuant to the accounting rules. The transaction, which is subject to customary closing conditions and regulatory clearances, is anticipated to close in the first quarter of 2012.

In the fourth quarter of 2011, steps were taken to market and dispose of the North American refrigerated dough business. This business was classified as held for sale and reported as a discontinued operation. On August 9, 2011, the corporation signed an agreement to sell this business to Ralcorp for $545 million.

As of the end of 2011, the corporation has closed or received binding offers for virtually all of its household and body care businesses – body care, air care, shoe care and insecticides. The corporation has completed the disposition of its global body care and European detergents business, as well as, its Australia/New Zealand bleach business. It has also completed the disposition of a majority of its shoe care and air care businesses. The corporation also entered into an agreement to sell its non-Indian insecticides businesses and received a deposit on the sale. In 2010, the corporation disposed of its Godrej Sara Lee joint venture, an insecticide business in India, which had been part of the household and body care businesses.

Results of Discontinued Operations The amounts in the tables below reflect the operating results of the businesses reported as discontinued operations. The amounts of any gains or losses related to the disposal of these discontinued operations are excluded.

In millions	Net Sales	Pretax Income (Loss)	Income (Loss)
2011
International Household and Body Care	$1,078	$ 72	$ 36
North American Fresh Bakery	2,037	58	159
North American Refrigerated Dough	307	42	27
Total	$3,422	$172	$ 222
2010
International Household and Body Care	$2,126	$254	$(199)
North American Fresh Bakery	2,128	32	23
North American Refrigerated Dough	326	56	37
Total	$4,580	$342	$(139)
2009
International Household and Body Care	$2,000	$245	$ 155
North American Fresh Bakery	2,200	13	10
North American Refrigerated Dough	316	47	31
Total	$4,516	$305	$ 196

With respect to the North American fresh bakery and refrigerated dough businesses, the reported amounts represent a full year of results for each year presented. With respect to the household and body care businesses, the reported results represent less than a full year of results in 2011 and 2010 as certain of these businesses were sold during 2011 and 2010.

In 2011, the North American fresh bakery operations recognized a $122 million tax benefit associated with the excess tax basis related to these assets.

In 2010, the household and body care operations reported $453 million of tax expense which includes the following significant tax amounts: i) a $428 million tax charge related to the company's third quarter decision to no longer reinvest overseas earnings attributable to overseas cash and the net assets of the household and body care businesses; ii) a $40 million tax benefit related to the reversal of a tax valuation allowance on United Kingdom net operating loss carryforwards as a result of the gain from the household and body care business dispositions; and iii) a $22 million tax benefit related to the anticipated utilization of U.S. capital loss carryforwards available to offset the capital gain resulting from the household and body care business dispositions. Also in 2010, a $10 million pretax curtailment loss was recognized in the results of discontinued operations.

Gain (Loss) on the Sale of Discontinued Operations The gain (loss) on the sales of discontinued operations recognized in 2011 and 2010 are summarized in the following tables.

In millions	Pretax Gain (Loss) on Sale	Tax (Charge)/ Benefit	After Tax Gain (Loss)
2011
Global Body Care and European Detergents	$ 867	$(376)	$491
Air Care Products	273	(179)	94
Australia/New Zealand Bleach	48	(17)	31
Shoe Care Products	115	4	119
Other Household and Body Care Businesses	1	–	1
Total	$1,304	$(568)	$736
2010
Godrej Sara Lee joint venture	$ 150	$ (72)	$ 78
Other	8	(2)	6
Total	$ 158	$ (74)	$ 84

The tax expense recognized on the sale of the household and body care businesses in 2011 includes a $190 million charge related to the anticipated repatriation of the cash proceeds received on the disposition of these businesses. In the fourth quarter, a repatriation tax benefit of $79 million was recognized on the gain transactions, which was reflected in the income taxes on the shoe care products gain.

Businesses Sold in 2011

Global Body Care and European Detergents In December 2010, the corporation completed the disposition of its global body care and European detergents business. Using foreign currency exchange rates on the date of the transaction, the corporation received cash proceeds of $1.6 billion and reported an after tax gain on disposition of $491 million. The corporation entered into a customary transitional services agreement with the purchaser of this business to provide for the orderly separation of the business and the orderly transition of various functions and processes which was completed by the end of 2011.

Air Care Products Business A majority of the air care products business was sold in July 2010. Using foreign currency exchange rates on the date of the transaction, the corporation has received cash proceeds of $411 million to date, which represents the majority of the proceeds to be received, and reported an after tax gain on disposition of $94 million. When this business was sold, certain operations were retained, primarily in Spain, until production related to non-air care businesses ceases at the facility. Sara Lee will continue to manufacture air care products for the buyer for a period of approximately five months after 2011, at which point the production facility will be sold to the buyer and the final gain on the sale will be recognized. The corporation entered into a customary transition services agreement with the purchaser of this business to provide for the orderly separation of the business and the orderly transition of various functions and processes which completed by the end of the second quarter of 2011.

Australia/New Zealand Bleach In February 2011, the corporation completed the sale of its Australia/New Zealand bleach business. Using foreign currency exchange rates on the date of the transaction, the corporation received cash proceeds of $53 million and reported an after tax gain on disposition of $31 million.

Shoe Care Business In May 2011, the corporation completed the sale of the majority of its shoe care businesses. Using foreign currency exchange rates on the date of the transaction, the corporation received cash proceeds of $276 million and reported an after tax gain on disposition of $119 million. The corporation anticipates receiving approximately $70 to $80 million more in future proceeds on delayed sales and working capital adjustments from the buyer in 2012.

Non-Indian Insecticides Business In December 2010, the corporation entered into an agreement to sell all of its non-Indian insecticides businesses for € 154 million and received a deposit of € 152 million ($203 million – using foreign currency exchange rates on the date of receipt) on the sale of this business. The deposit is recognized as unrestricted cash, with an offsetting liability to the buyer, which is reported in Accrued liabilities – Other in the Consolidated Balance Sheet. However, as a result of competition concerns raised by the European Commission, the parties abandoned the original sale transaction in May 2011. Under the terms of the new sale agreement, the original purchase price remains € 154 million and the corporation will complete the sale of various insecticides businesses outside of the European Union (such as Malaysia, Singapore, Kenya and Russia) to the original buyer. It will transfer the net proceeds from the subsequent divestiture of the European portion of insecticide businesses to the original buyer.

Business Sold in 2010

Godrej Sara Lee Joint Venture In May 2010, the corporation completed the disposition of its Godrej Sara Lee joint venture business, which was part of the International Household and Body Care segment, and recognized an after tax gain on the disposition. A total of $230 million of cash proceeds was received from the disposition of this business.

Discontinued Operations Cash Flows The corporation's discontinued operations impacted the cash flows of the corporation as summarized in the table below.

In millions	2011	2010	2009

Discontinued operations impact on
Cash from operating activities	$221	$498	$579
Cash from (used in) investing activities	2,446	119	(105)
Cash used in financing activities	(2,667)	(625)	(468)
Net cash impact of discontinued operations	$–	$(8)	$6
Cash balance of discontinued operations
At start of period	–	$8	$2
At end of period	–	–	8
Increase (decrease) in cash of discontinued operations	$–	$(8)	$6

The cash used in financing activities primarily represents the net transfers of cash with the corporate office. The net assets of the discontinued operations includes only the cash noted above as most of the cash of those businesses has been retained as a corporate asset.

The following is a summary of the net assets held for sale as of July 2, 2011 and July 3, 2010, which primarily consists of the net assets of the North American fresh bakery and refrigerated dough businesses and the international household and body care businesses.

In millions	July 2, 2011	July 3, 2010
Trade accounts receivable	$173	$200
Inventories	84	240
Other current assets	28	51
Total current assets held for sale	285	491
Property	558	616
Trademarks and other intangibles	263	452
Goodwill	612	1,038
Deferred assets	(91)	–
Other noncurrent assets	49	17
Assets held for sale	$1,676	$2,614
Accounts payable	$134	$137
Accrued expenses and other current liabilities	157	303
Current maturities of long-term debt	16	20
Total current liabilities held for sale	307	460
Long-term debt	79	92
Other liabilities	194	320
Liabilities held for sale	$580	$872
Noncontrolling interest	$29	$28

The corporation enters into franchise agreements with independent third party contractors ("Independent Operators") representing distribution rights to sell and distribute fresh bakery products via direct-store-delivery to retail outlets in defined sales territories. The corporation does not hold equity interests in any of the Independent Operator entities. The corporation determined that all Independent Operators are variable interest entities (VIE) of which it is the primary beneficiary, primarily as a result of Sara Lee's debt guarantee and other route maintenance obligations. The balance sheet amounts resulting from the consolidation of these VIE's, which are included in the assets and liabilities held for sale in the table above, are as follows:

In millions	2011	2010
Inventories – Finished goods	$2	$2
Property – Machinery and equipment	18	22
Total assets	$20	$24
Current portion of long-term debt	$13	$12
Long-term debt excluding current portion	49	58
Total liabilities	$62	$70
Noncontrolling interests	$28	$23

Lease obligations associated with the VIE's are secured by the vehicles subject to lease and do not represent additional claims on the corporation's general assets. The corporation's maximum exposure for loss associated with the Independent Operator entities is limited to $50 million of long-term debt of the Independent Operators as of July 2, 2011.